WELLS FARGO(logo)	MAC D1050-084 Three Wells Fargo Building 401 S. Tryon Street, Floor 8 Charlotte, NC 28202 Tel: 800 326 1334 wellsfargo.com

2018 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the “Platform”), except for servicing criteria 1122(d)(l)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2018. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2018 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to lake responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

Together we’ll go far

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2018. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2018, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2018, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2018, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2018.

February 28, 2019

/s/ Leslie Hayton

Leslie Hayton

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	ACORE Credit IV REIT (MS) SPV	BACM 2017 BNK3 COMPANION
LLC

(Pearlmark) Prep Investment	ACORE Credit IV REIT (WF) SPV	BACM2007-1
Advisors WH	LLC

1155 AVE OF THE AMERICAS	ACORE Credit IV REIT II SPV LLC	BA-FUNB 2001-3
SERVICING

1166 AVENUE OF AMERICAS	ACORE Credit IV TRS, LLC	BALDR SHERWOOD FUND WH
2005-C6

1166 AVENUE OF THE	ACRE 2013-FL1	BAMLL 2013-DSNY
AMERICAS 2002-C5

1211 Avenue of the Americas	ACRE 2014-FL2	BAMLL 2013-WBRK
2015-1211

1345 Aveneu of the Americas	ACRE 2017-FL3	BAMLL 2014 - FL1
Park Ave FB 2005-1

1345FB2005 (COMPANION)	AG MIT CREL (ANGELO GORDON	BAMLL 2014-520M
ENTITY) REPO

2001-CMLB-1	AHPT 2017-ATRM	BAMLL 2014-8SPR

225 LIBERTY STREET TRUST	AHPT 2018-ATRM	BAMLL 2014-FL1 COMPANION
2016-225L

225 LIBERTY STREET TRUST	AHT 2018-ASHF	BAMLL 2014-ICTS
2016-225L Companion

245 PARK AVE TRUST 2017-	AHT 2018-KEYS	BAMLL 2014-INLD
245P

245 PARK AVE TRUST 2017-	ALL STATE_PPG	BAMLL 2014-INLD MZ B
245P C	(PARTICIPATION)

1

APPENDIX A

280 PARK AVENUE 2017-280P	ALTSHULER & FORETHOUGHT	BAMLL 2014-IP
WAREHOUSE

299 PARK SERVICING	AMERICOLD 2010-ART	BAMLL 2015-200P
AGREEMENT

3 WORLD TRADE CENTER	Annaly CRE LLC	BAMLL 2015-ASHF
2014

530 Broadway Pref Holder LLC	AOA 2015-1177	BAMLL 2015-ASHF MZ A
and 530 Broadway Mezz Holder
LLC

7 WORLD TRADE CENTER	ARCHETYPE & BARCLAYS REPO	BAMLL 2015-ASHF MZ B
2012-WTC

7 WORLD TRADE CENTER	AREIT 2018-CLO	BAMLL 2015-ASTR
2012-WTC COMPANION

733 THIRD SERVICING	AREIT 2018-CLO COMPANION	BAMLL 2015-HAUL
AGREEMEMNT

7th Peak Capital I, LLC	AREIT 2018-CRE2	BAMLL 2016-ASHF-SPECIAL
SERVIC

91 CROSBY WAREHOUSE	AREIT 2018-CRE2 COMPANION	BAMLL 2016-ISQR

A10 2013-1 BACK UP	ARTEMIS REAL ESTATE	BAMLL 2016-SS1
SERVICER	PARTNERS W

ACCOR MEZZ WAREHOUSE	Aventura Mall Trust 2018-AVM	BAMLL 2017-SCH

ACM 2016-1	Aventura Mall Trust 2018-AVM	BAMLL 2017-SCH COMPANION
COMPANION

ACM TRAFFORD V LLC	BACM 2016-UBS10	BAMLL 2018-DSNY
WAREHOUSE

ACORE CAPITAL	BACM 2017 BNK3	BANC OF AMERICA COMM MTG
WAREHOUSE		2005-6

BANC OF AMERICA COMM	BANK 2018-BNK11	BBCMS 2017-C1
MTG 2006-1

2

APPENDIX A

BANC OF AMERICA COMM	BANK 2018-BNK11 COMPANION	BBCMS 2017-GLKS
MTG 2006-2

BANC OF AMERICA COMM	BANK 2018-BNK12	BBCMS 2018-BXH
MTG 2006-5

BANC OF AMERICA COMM	BANK 2018-BNK12 COMPANION	BBCMS 2018-C2
MTG 2007-3

BANCORP 2016 CRE1	BANK 2018-BNK13	BBCMS 2018-C2 COMPANION

BANCORP 2016 CRE1	BANK 2018-BNK13 COMPANION	BBCMS 2018-CHR
COMPANION

BANCORP 2017-CRE2	BANK 2018-BNK14	BBCMS 2018-CHRS COMPANION

BANCORP 2017-CRE2	BANK 2018-BNK14 COMPANION	BBCMS 2018-EXCL
COMPANION

BANCORP 2018-CRE3	BANK 2018-BNK15	BBCMS 2018-RRI

BANCORP 2018-CRE3	BANK 2018-BNK15 COMPANION	BBCRE 2015-GTP
COMPANION

BANCORP 2018-CRE4	BANK OF AMERICA	BBSG 2016-MRP
WAREHOUSE

BANCORP 2018-CRE4	BANK OF NEW YORK MELLON	BB-UBS 2012-SHOW
COMPANION

BANCORP BANK	BARCLAYS WAREHOUSE	BB-UBS 2012-TFT
WAREHOUSE

BANK 2017-BNK4	BASIS BIG REAL ESTATE	BDS 2018-FL1 COMPANION
WAREHOUSE

BANK 2017-BNK4	BASIS RE CAPITAL II (REPO)	BDS 2018-FL2
COMPANION

BANK 2017-BNK5	Bayview Commercial Mortgage	BDS 2018-FL2 COMPANION
Finance LLC

BANK 2017-BNK5	BAYVIEW WAREHOUSE	BEAR 1999-C1
COMPANION

3

APPENDIX A

BANK 2017-BNK6	BB 2013-TYSN	BELVEDERE CAPITAL
WAREHOUSE

BANK 2017-BNK6	BB&T WAREHOUSE	BENCHMARK 2018-B1
COMPANION

BANK 2017-BNK7	BBCMS 2014-BXO	BENCHMARK 2018-B1
COMPANION

BANK 2017-BNK7	BBCMS 2015-MSQ	BENEFIT REPO
COMPANION

BANK 2017-BNK8	BBCMS 2015-MSQ COMPANION	BENEFIT STREET PARTNERS

BANK 2017-BNK8	BBCMS 2015-SLP	BENEFIT STREET PARTNERS WH
COMPANION

BANK 2017-BNK9	BBCMS 2015-SLP MZ A	BERRY ENTERPRISES
WAREHOUSE

BANK 2017-BNK9	BBCMS 2016-ETC	BHMS 2014-ATLS
COMPANION

BANK 2018-BNK10	BBCMS 2016-ETC COMPANION	BHMS 2018-ATLS

BANK 2018-BNK10	BBCMS 2017 C1 Companion	BHR 2018-PRME
COMPANION

BLACKROCK WELLS FARGO	BSC05PWR9	BSCMS05TOP20
WH		(COMPANION)_LANDESBANK

BLACKSTONE (BRE/MWT)	BSC06PWR11	BSPCC I WAREHOUSE

BLCP 2014-CLRN	BSC06PWR12	BSPCC II WAREHOUSE

BMARK 2018- B5	BSC06PWR13	BSPRT SUB LENDER II, LLC WH

BMARK 2018-B4	BSC06PWR14	BUCHANAN FUND V

BMARK 2018-B4 COMPANION	BSC07PWR15	BUCHANAN MORTGAGE
CAPITAL

BMARK 2018-B5 COMPANION	BSC07PWR16	BWAY 2013-1515

4

APPENDIX A

BMC MORTGAGES VI	BSC07PWR17	BWAY 2015-1740

BRDIGE BDS III WELLS REPO	BSC07PWR18	BX 2018-IND

BRIDGE CRE 2018-FL1	BSC99WF2	BXHTL 2015-DRMZ MZ B

BRIDGE CRE 2018-FL3	BSCM02TOP8	BXHTL 2015-JWRZ

BRIDGE CRE 2018-FL3	BSCM03TOP10	BXP 2017-CC
COMPANION

BRIGADE CAPITAL MGMT	BSCM03TOP12	BXP 2017-CC COMPANION
WAREHOUSE

BROE WAREHOUSE	BSCM04TOP14	BXP 2017-GM

BS01TOP2	BSCM04TOP16	BXP 2017-GM COMPANION

BSB06001	BSCM05TOP18	BXT 2017-CQHP

BSC00WF2	BSCM05TOP20 (NONPOOLED)	CANTOR CRE LENDING LP

BSC01TP4	BSCM06TOP22	CANTOR REPO WITH MET LIFE

BSC02TP6	BSCM06TOP24	CAPITAL LEASE WAREHOUSE-
398

BSC03PWR2	BSCM07TOP26	CAPITAL LEASE WAREHOUSE-
526

BSC04PWR3	BSCM07TOP28	CAPITAL SOURCE RELT 2006-A

BSC04PWR4	BSCM07TOP28 (COMPANION)	CAPITAL TRUST, INC
1_BALDEAGLE

BSC04PWR5	BSCM07TOP28 (COMPANION)	CAPLEASE CDO 2005-1
2_STARWOOD

BSC04PWR6	BSCMS05TOP20	CARMEL PARTNERS

BSC05PWR10	BSCMS05TOP20 (COMPANION)	CBA-MEZZANINE CAPITAL
	1_NYLIFE	FINANCE,

5

APPENDIX A

BSC05PWR7	BSCMS05TOP20 (COMPANION)	CD 2006-CD2
2_HARTFORDLIFE

BSC05PWR8	BSCMS05TOP20 (COMPANION)	CD 2006-CD3
3_METLIFE

CD 2007-CD4	CGCMT 2014-GC21	CGCMT 2018-C6

CD 2007-CD4 COMPANION	CGCMT 2014-GC21 COMPANION	CGCMT 2018-C6 COMPANION

CD 2007-CD5	CGCMT 2014-GC25	CGMS 2017-MDDR POOL A

CD 2016 CD2	CGCMT 2015-101A	CGMS 2017-MDDR POOL B

CD 2016-CD2 COMPANION	CGCMT 2015-GC27	CGMS 2017-MDDR POOL C

CD 2017-CD5	CGCMT 2015-GC27 COMPANION	CGRBS 2013-VNO5TH

CD 2017-CD5 COMPANION	CGCMT 2015-GC31	CGWF 2013-RKWH

CD 2017-CD6	CGCMT 2015-GC31 COMPANION	CGWF 2013-RKWH COMPANION

CD 2017-CD6 COMPANION	CGCMT 2015-GC33	CHASE 1999-2

CFCRE 2015-RUM	CGCMT 2015-GC33 Companion	CHASE 2000-3

CFCRE 2016-C3	CGCMT 2015-P1	CHASE-FUNB 1999-1

CFCRE 2016-C3 COMPANION	CGCMT 2015-P1 Companion	CHINA ORIENT ENHANCED
INCOME

CFCRE 2016-C4	CGCMT 2015-SSHP	CHT 2017-COSMO

CFCRE 2016-C6	CGCMT 2016-C1	CIBC

CFCRE 2016-C6 COMPANION	CGCMT 2016-C1 COMPANION	CITI REAL ESTATE FUNDING WH

CFCRE 2017-C8	CGCMT 2016-GC36-SPECIAL	CITIGROUP 2005 C3
SERVIC

CFCRE 2017-C8 COMPANION	CGCMT 2016-GC37	CITIGROUP 2006 C5

6

APPENDIX A

CG FUNDING I LLC	CGCMT 2016-P3	CITIGROUP 2006-FL2
COMPANION

CG FUNDING II LLC	CGCMT 2016-P4	CITIGROUP 2007-C6

CG FUNDING IIII LLC	CGCMT 2016-P4 COMPANION	CITIGROUP 2007-C6
(COMPANION)

CGBAM 2014-HD	CGCMT 2017-1500	CITIGROUP 2012-GC8

CGBAM 2014-HD	CGCMT 2017-B1	CITIGROUP 2012-GC8
COMPANION		COMPANION

CGCMT 2013-GC15	CGCMT 2017-B1 COMPANION	CITIGROUP 2013-375P

CGCMT 2013-GC17	CGCMT 2017-P7	CITIGROUP 2013-375P
COMPANION

CGCMT 2014-388G	CGCMT 2017-P7 COMPANION	CITIGROUP 2013-GCJ11

CGCMT 2014-GC19	CGCMT 2017-P8	CITIGROUP 2013-SMP

CGCMT 2014-GC19	CGCMT 2017-P8 COMPANION	CITIGROUP CMT 2004 C1
COMPANION

CITIGROUP GLOBAL	COMM 2009-K3	COMM 2014-CCRE20
MARKETS REALTY CORP		COMPANION

CITY CENTER 2011-CCHP	COMM 2009-K4 PRIMARY	COMM 2014-FL4

CITY CENTER 2011-CCHP	COMM 2010-C1	COMM 2014-FL4 COMPANION
COMPANION

CLAROS MORTGAGE TRUST	COMM 2012-9W57	COMM 2014-FL5
WAREHOUSE

CLI INSURANCE SERVICING	COMM 2012-CCRE1	COMM 2014-KYO

CLMT 2016-CLNE	COMM 2012-CCRE2	COMM 2014-LC15

CLNC CREDIT 6 LLC	COMM 2012-CCRE3	COMM 2014-LC15 COMPANION

CLNC Credit 7, LLC	COMM 2012-CCRE4	COMM 2014-LC17

7

APPENDIX A

CLNS 2017-IKMZ	COMM 2012-CCRE4 COMPANION	COMM 2014-LC17 COMPANION

CLNS 2017-IKMZ	COMM 2012-LC4	COMM 2014-PAT
COMPANION

CLNS 2017-IKPR	COMM 2013-CCRE10	COMM 2014-UB6 PRIMARY ONLY

CMAT 1999 C1	COMM 2013-CCRE10	COMM 2014-UBS3
COMPANION

CMTG GS FINANCE (MACK	COMM 2013-CCRE12	COMM 2014-UBS3 COMPANION
RE)

CMTG SG Finance LLC	COMM 2013-CCRE13	COMM 2014-UBS5

CMTG/CN MORTGAGE REIT	COMM 2013-CCRE6	COMM 2014-UBS5 COMPANION
LLC (MA

COBALT 2006-C1	COMM 2013-CCRE6 COMPANION	COMM 2015 -3BP

COBALT 2007- C3	COMM 2013-FL3 COMPANION	COMM 2015 CCRE25 Companion

COBALT 2007- C3	COMM 2013-SFS	COMM 2015-3BP MEZZ
COMPANION

COBALT 2007-C2	COMM 2013-THL	COMM 2015-CCRE22

COBALT 2007-C2	COMM 2013-WWP	COMM 2015-CCRE22
COMPANION		COMPANION

COLD 2017-ICE3	COMM 2013-WWP COMPANION	COMM 2015-CCRE23

COLONY CDCFIV	COMM 2014-277P	COMM 2015-CCRE23
WAREHOUSE		COMPANION

COLONY COLFINNOMA	COMM 2014-BBG	COMM 2015-CCRE24
WAREHOUSE

COLONY NORTHSTAR AMC	COMM 2014-CCRE14	COMM 2015-CCRE24
OPCO WH		COMPANION

Colony Northstar Credit Real	COMM 2014-CCRE14	COMM 2015-CCRE25
Estate Inc	COMPANION

8

APPENDIX A

COLONY NSTAR (CLNC Credit	COMM 2014-CCRE15 PRIMARY	COMM 2015-CCRE26
8 LLC) REPO

COLUMN FINANCIAL	COMM 2014-CCRE20	COMM 2015-CCRE26
COMPANION

COMM 2015-LC23	CSAIL 2015-C2 COMPANION	DAVIS COMPANIES WAREHOUSE

COMM 2015-LC23	CSAIL 2015-C4	DBCCRE 2014-ARCP
COMPANION

COMM 2015-PC1	CSAIL 2016-C7	DBCG 2017-BBG

COMM 2015-PC1	CSAIL 2016-C7 COMPANION	DBGS 2018-1
COMPANION

COMM 2016-787S	CSAIL 2017-C8	DBGS 2018-C1 COMPANION

COMM 2016-787S	CSAIL 2017-C8 COMPANION	DBJPM 2016-C1
COMPANION

COMM 2016-CCRE28	CSAIL 2018 -CX12	DBJPM 2016-C1 COMPANION

COMM 2016-DC2	CSAIL 2018-C14	DBJPM 2016-SFC

COMM 2016-DC2 COMPANION	CSAIL 2018-C14 COMPANION	DBJPM 2016-SFC COMPANION

COMM 2017-DLTA	CSAIL 2018-CX12 COMPANION	DBUBS 2011- LC3

COMM 2017-PANW	CSCMC 2007-C4	DBUBS 2011-LC1

COMM 2018-HOME	CSCMT 2007-C2	DBUBS 2011-LC1 COMPANION

COMM 2018-HOME	CSCMT 2007-C3	DBUBS 2011-LC2
COMPANION

COMM07FL14	CSF99C01	DBUBS 2017-BRBK

COMM07FL14 (COMPANION)	CSFB 2006-C2	DBUBS 2017-BRBK COMPANION
2_SOCIETE GENERAL

COMM07FL14 (NONPOOLED)	CSFB94CFB1	DBWF 2015-LCM

9

APPENDIX A

COMMUNITY SOUTH BANK	CSMC 2014-USA	DBWF 2015-LCM COMPANION
PORTFOLIO

CORE 2015- TEXW	CSMC 2016-MFF	DBWF 2016-85T

CORE 2015-CALW	CSMC 2016-NXSR	DBWF 2016-85T COMPANION

CORE 2015-WEST	CSMC 2016-NXSR COMPANION	DBWF 2018-AMXP

COUNTRYWIDE 2007-MF1	CSMC 2017-CHOP	DELPHI CRE FUNDING (ACORE
WAREHOUSE)

CPLV 2017-VICI	CSMC 2017-PFHP	DESERT RIDGE MEZZ A
WAREHOUSE

CRE/AFS ESCROW ONLY	CSMC 2017-TIME	DEUTSCHE TRUST COMPANY
LOANS		LIMITED

CRESS 2008-1	CSMC 2018-SITE	DEXIA REAL ESTATE CAPITAL
CDO_PLAZAELSEGUNDO		MARK

CREST 2003-2	CSMC 2018-SITE COMPANION	DLJ 1998-CG1

CS FIRST BOSTON 1998 C2	CST 2017-SKY	DLJ 1999-CG1

CSAIL 2015-C2	CSWF 2018-TOP	DLJ 1999-CG2

DLJ 1999-CG3	FREMF 2010-K8	FREMF 2012-K710 PRIMARY
ONLY

DMARC 1998-C1	FREMF 2010-K9	FREMF 2012-K711

DOLLAR GENERAL	FREMF 2011 K12 PRIMARY ONLY	FREMF 2012-KP01 PRIMARY
ONLY

DRAWBRIDGE WAREHOUSE	FREMF 2011-K10 - PRIMARY	FREMF 2013 K28 (PRIMARY)
ONLY

ELLIOTT WAREHOUSE	FREMF 2011-K11	FREMF 2013 K29 (MASTER)

ENERGY PLAZA LEASE	FREMF 2011-K13	FREMF 2013 K30 MASTER
TRUST 2002

10

APPENDIX A

FG MANAGEMENT	FREMF 2011-K14 PRIMARY	FREMF 2013 K32 PRIMARY ONLY
(FGUSRED) WAREHOE	ONLY

FII F DEBT ACCT PTE LTD	FREMF 2011-K15	FREMF 2013 K713

First Tennessee Bank	FREMF 2011-K16 - PRIMARY	FREMF 2013-K24 (PRIMARY
	ONLY	ONLY)

FIRSTKEY MASTER SELLER 1	FREMF 2011-K701	FREMF 2013-K25
LLC (

FIVE MILE WAREHOUSE	FREMF 2011-K702	FREMF 2013-K26

FIVE MILE WAREHOUSE (GS)	FREMF 2011-K703	FREMF 2013-K27

FKL 2015-SFR1	FREMF 2011-K704	FREMF 2013-K31

FKL SELLER 1 LLC -WF REPO	FREMF 2011-KAIV PRIMARY	FREMF 2013-K33
ONLY

FNMA World Savings	FREMF 2012 - K19 PRIMARY	FREMF 2013-K34
ONLY

FORT 2018-1	FREMF 2012-K17 PRIMARY AND	FREMF 2013-K35 (PRIMARY)
SPECIAL

FORT CRE 2016-1	FREMF 2012-K18 - PRIMARY	FREMF 2013-K712 PRIMARY
	ONLY	ONLY

FORT CRE 2018-1	FREMF 2012-K20	FREMF 2013-KS01 PRIMARY
COMPANION

FORTRESS (CF TRANS	FREMF 2012-K21 - PRIMARY	FREMF 2014 - K503-SPECIAL
HOLDCO LLC) WAREHOUSE	ONLY	SERV

FORTRESS CREDIT CORP	FREMF 2012-K22 (PRIMARY	FREMF 2014 K37 (PRIMARY)
WAREHOUSE	ONLY)

FORTRESS REPO WITH	FREMF 2012-K23	FREMF 2014 K39 PRIMARY
NATIXIS

FOUR TIMES SQUARE 2006 -	FREMF 2012-K501 - PRIMARY	FREMF 2014 K715
4TS	ONLY

11

APPENDIX A

FOUR TIMES SQUARE 2006 -	FREMF 2012-K705 - PRIMARY	FREMF 2014 KS02
4TS COMPANION	ONLY

FREDDIE MAC 2010 K-SCT	FREMF 2012-K706	FREMF 2014-K36

FREDDIE MAC-WHOLE LOAN	FREMF 2012-K707	FREMF 2014-K38 PRIMARY
FUND 20

FREMF 2010-K6 PRIMARY	FREMF 2012-K708	FREMF 2014-K40
ONLY

FREMF 2010-K7	FREMF 2012-K709 - PRIMARY	FREMF 2014-K41 (PRIMARY)
ONLY

FREMF 2014-K714	FREMF 2015-KJ01 (PRIMARY)	FREMF 2016 KJ08 (PRIMARY
AND SPECIAL)

FREMF 2014-K716	FREMF 2015-KJ02	FREMF 2016 KP03 (PRIMARY)

FREMF 2014-K717 PRIMARY	FREMF 2015-KKA PRIMARY	FREMF 2016 KS06

FREMF 2014-KF04	FREMF 2015-KP02 (Primary Only)	FREMF 2016 KS07

FREMF 2014-KF05	FREMF 2015-KS03	FREMF 2016 KW01

FREMF 2014-KF06 PRIMARY	FREMF 2016 K504	FREMF 2016 KX02 (PRIMARY)

FREMF 2014-KX01	FREMF 2016 K52 (PRIMARY)	FREMF 2016-K59
(PRIMARY)

FREMF 2015 - K718	FREMF 2016 K53	FREMF 2016-K60

FREMF 2015-K1501 PRIMARY	FREMF 2016 K54 (PRIMARY)	FREMF 2016-K723 (PRIMARY
AND SPECIAL)

FREMF 2015-K42	FREMF 2016 K55	FREMF 2016-KF16-SPECIAL
SERVIC

FREMF 2015-K43 (PRIMARY)	FREMF 2016 K56 (PRIMARY)	FREMF 2016-KF24 (PRIMARY)

FREMF 2015-K44	FREMF 2016 K57	FREMF 2016-KF25 (PRIMARY)

12

APPENDIX A

FREMF 2015-K45	FREMF 2016 K722 (PRIMARY)	FREMF 2016-KJ04-SPECIAL
SERVIC

FREMF 2015-K46 PRIMARY	FREMF 2016 KBAM (PRIMARY	FREMF 2016-KJ07-SPECIAL
	AND SPECIAL)	SERVIC

FREMF 2015-K47	FREMF 2016 KC01 (PRIMARY	FREMF 2016-KJ09 (PRIMARY
	AND SPECIAL)	AND SPECIAL)

FREMF 2015-K48	FREMF 2016 KF13 (PRIMARY)	FREMF 2017-K61

FREMF 2015-K49	FREMF 2016 KF14	FREMF 2017-K62

FREMF 2015-K50 (PRIMARY)	FREMF 2016 KF15	FREMF 2017-K63-SPECIAL
SERVICE

FREMF 2015-K51	FREMF 2016 KF17 (PRIMARY)	FREMF 2017-K64

FREMF 2015-K719	FREMF 2016 KF18 (PRIMARY	FREMF 2017-K65
AND SPECIAL)

FREMF 2015-K720	FREMF 2016 KF19	FREMF 2017-K66

FREMF 2015-K721	FREMF 2016 KF20 (PRIMARY	FREMF 2017-K67
AND SPECIAL)

FREMF 2015-KF07 (PRIMARY)	FREMF 2016 KF21 (PRIMARY)	FREMF 2017-K68

FREMF 2015-KF09 (Primary	FREMF 2016 KF23 (PRIMARY	FREMF 2017-K69
Only)	AND SPECIAL)

FREMF 2015-KF10 (PRIMARY)	FREMF 2016 KIR1	FREMF 2017-K70

FREMF 2015-KF11	FREMF 2016 KJ03 (PRIMARY	FREMF 2017-K71
AND SPECIAL)

FREMF 2015-KF12	FREMF 2016 KJ05 (PRIMARY	FREMF 2017-K725
AND SPECIAL)

FREMF 2017-K726	FREMF 2017-KJ18	FREMF 2018-K83

FREMF 2017-K727	FREMF 2017-KL01	FREMF 2018-K84

13

APPENDIX A

FREMF 2017-K728	FREMF 2017-KP04	FREMF 2018-K86

FREMF 2017-K729	FREMF 2017-KS08	FREMF 2018-KBF2

FREMF 2017-KBF1	FREMF 2017-KS09	FREMF 2018-KBX1

FREMF 2017-KF27	FREMF 2017-KSW3 SPECIAL	FREMF 2018-KF42
SERVICE

FREMF 2017-KF28	FREMF 2017-KT01	FREMF 2018-KF43

FREMF 2017-KF29	FREMF 2017-KW02	FREMF 2018-KF44

FREMF 2017-KF30	FREMF 2017-KW03	FREMF 2018-KF45

FREMF 2017-KF31	FREMF 2018-K102	FREMF 2018-KF46

FREMF 2017-KF32	FREMF 2018-K1505	FREMF 2018-KF47

FREMF 2017-KF34	FREMF 2018-K1506	FREMF 2018-KF48

FREMF 2017-KF35	FREMF 2018-K1507	FREMF 2018-KF49

FREMF 2017-KF36	FREMF 2018-K1508	FREMF 2018-KF50

FREMF 2017-KF37	FREMF 2018-K72	FREMF 2018-KF51

FREMF 2017-KF38	FREMF 2018-K73	FREMF 2018-KF52

FREMF 2017-KF39	FREMF 2018-K730	FREMF 2018-KF53

FREMF 2017-KF40	FREMF 2018-K731	FREMF 2018-KF55

FREMF 2017-KF41	FREMF 2018-K732	FREMF 2018-KF56

FREMF 2017-KGS1	FREMF 2018-K75	FREMF 2018-KHG1

FREMF 2017-KJ11	FREMF 2018-K76	FREMF 2018-KI01

FREMF 2017-KJ12	FREMF 2018-K77	FREMF 2018-KI03

FREMF 2017-KJ13	FREMF 2018-K78	FREMF 2018-KJ19

14

APPENDIX A

FREMF 2017-KJ14	FREMF 2018-K79	FREMF 2018-KJ20

FREMF 2017-KJ15	FREMF 2018-K80	FREMF 2018-KJ22

FREMF 2017-KJ16	FREMF 2018-K81	FREMF 2018-KJ23

FREMF 2017-KJ17	FREMF 2018-K82	FREMF 2018-KL02

FREMF 2018-KL03	FUNB 2001 C3	GPMT 2018-FL1

FREMF 2018-KP05	FUNB 2001 C3 B NOTES	GPMT 2018-FL1 COMPANION

FREMF 2018-KS10	FUNB 2001 C4	GRACE 2014-GRCE

FREMF 2018-KSL1	FUNB/CHASE 1999 C2	GRAND PACIFIC BUSINESS
LOAN TRUST 2005-1

FREMF 2018-KSW4	FUNB99C1	GRANITE WAREHOUSE

FREMF 2018-KW04	FUNB-BA 2001 C1	GRASS RIVER SUB AGREEMENT

FREMF 2018-KW05	GAHR 2015-NRF	GREENWICH CAPITAL
FINANCIAL PRODUCTS INC

FREMF 2018-KW06	GCCP H-1, LLC (GROSSMAN)	GREENWICH CCFC 05 GG5
(COMPANION)

FREMF 2018-KW07	GE 2002 C2	GREENWICH CCFC 2002 C1

FREMF 2018-KX03	GE 2006 C1	GREENWICH CCFC 2003-C2

FRESB 2018-SB47	GECC 2001-3	GREENWICH CCFC 2004-GG1

FRESB 2018-SB50	GECC 2002-1	GREENWICH CCFC 2005-GG5

FRESB 2018-SB51	GECC 2002-3	GREENWICH CCFC 2007-GG11

FRESB 2018-SB53	GECMC 2004 C2	GREENWICH CCFC 2007-GG11
COMPANION

FRESB 2018-SB55	GECMC 2007-C1	GREENWICH CCFC 2007-GG9

15

APPENDIX A

FRESB 2018-SB57	GEMINI ALTO CENTERVILLE	GREENWICH CCFC 2007-GG9
	WAREHOUSE	COMPANION

FRETE 2017-ML01	GERMAN AMERICAN CAPITAL	GS 2017-STAY
CORPORATION WARE

FRETE 2017-ML03	GOLDMAN 2006-GG6	GS COMMERCIAL REAL ESTATE
WAREHOUSE

FRETE 2018-ML04	GOLDMAN 2006-GG6	GSMS 2010-C2
COMPANIONS

FS CREIT FINANCE GS1	GOLDMAN 2006-GG8	GSMS 2010-C2 COMPANION

FS CREIT FINANCE WF-1 LLC	GOLDMAN 2006-GG8	GSMS 2011-GC3
COMPANIONS

FULB 1997 C2	GOLDMAN 2007-GG10	GSMS 2011-GC5

FUNB 1999 C4	GOLDMAN 2007-GG10	GSMS 2011-GC5 COMPANION
COMPANION

FUNB 2000 C1	GOLDMAN 2010-K5 - PRIMARY	GSMS 2012-ALOHA
ONLY

FUNB 2000 C2	GOLDMAN SACHS 2005-ROCK	GSMS 2012-BWTR

FUNB 2001 C2	GOLDMAN SACHS WAREHOUSE	GSMS 2012-GCJ7

FUNB 2001 C2 B NOTES	GP COMMERCIAL WF LLC REPO	GSMS 2012-GCJ7 COMPANION

GSMS 2012-GCJ9	GSMS 2017-GS8	HILTON 2016-HHV COMPANION

GSMS 2012-SHOP	GSMS 2017-GS8 COMPANION	HILTON 2016-SFP

GSMS 2012-TMSQ	GSMS 2017-SLP	HMH 2017-NSS

GSMS 2013-GC10	GSMS 2017-SLP COMPANION	HUDSON YARDS 2016-10HY

GSMS 2013-GC13	GSMS 2017-SLP REIT	HUDSON YARDS 2016-10HY
COMPANI

16

APPENDIX A

GSMS 2013-GCJ12	GSMS 2018-3PCK	HYUNDAI INVESTMENTS (10HY
MEZZ

GSMS 2013-GCJ14	GSMS 2018-CHILL	IMT 2017-APTS

GSMS 2013-GCJ16	GSMS 2018-GS10	Inland Mortgage Capital LLC
Warehouse

GSMS 2013-KING	GSMS 2018-GS10 COMPANION	Inland Mortgage Lending REPO

GSMS 2014-GC18	GSMS 2018-GS9	Inpoint CS Loan (soundpoint Credit
Suisse Repo)

GSMS 2014-GC22	GSMS 2018-GS9 COMPANION	INPOINT REIT OPERATING
PARTNER

GSMS 2014-GC22	GSMS 2018-LUAU	Invesco CMI Investments, LP
COMPANION

GSMS 2014-GC26	GSMS 2018-RIVR	IRVINE CORE OFFICE TRUST
2013-IRV

GSMS 2015-590M	GSMS 2018-SRP5	JEMB MADISON AVE LLC (BASIS
I - 292 MAD)

GSMS 2015-590M	GSMS 2018-TWR	JLC V WAREHOUSE
COMPANION

GSMS 2015-GC28	GSMSC 2010-C1	JLC VII WAREHOUSE

GSMS 2015-GC34	GSMSC 2010-C1 COMPANION	JLC WAREHOUSE I LLC

GSMS 2015-GC34	GSMSC04GG2	JLC WAREHOUSE II LLC
COMPANION

GSMS 2015-GS1	GSMSC04GG2 (COMPANION)	JLC WAREHOUSE IV LLC
	1_VARIABLELIFE	(DEUTSCHE REPO)

GSMS 2016 GS4	H/2 SO IV FUNDING I (WF SUB)	JLC WH & MEZZ VI LLC
(JEFFRIES REPO)

GSMS 2016-GS4 COMPANION	Hana Alternative Private Real Estate	JLC WH & MEZZ VI LLC PT2
	Trust No. 70	(JEFFRIES REPO)

17

APPENDIX A

GSMS 2016-RENT	Hana Alternative Private Real Estate	John Hancock GA Mortgage Trust
Trust No. 71

GSMS 2016-RENT	Hancock Capital Investment	JP MORGAN CHASE
COMPANION	Management

GSMS 2017-375H	HANGANG WAREHOUSE	JPM 2012-CIBX COMPANION

GSMS 2017-500K	HBST 2015-HBS	JPM Hilton Orlando Trust 2018-
HLTNO

GSMS 2017-GS7	HILLCREST WAREHOUSE	JPM06CIBC15

GSMS 2017-GS7 COMPANION	HILTON 2016-HHV	JPM06CIBC17

JPM07CIBC19	JPMBB 2015-C33 Companion	JPMCC 2014-DSTY

JPM08C2	JPMBB 2016-C1	JPMCC 2014-FL5

JPM2006LDP8	JPMC 2001 CIBC3	JPMCC 2014-FL5 COMPANION

JPM2007LDP12	JPMC 2002 C1	JPMCC 2015-COSMO

JPM6LDP9	JPMC 2002 C2	JPMCC 2015-JP1

JPMBB 2013-C15	JPMC 2002 CIBC5	JPMCC 2015-JP1 COMPANION

JPMBB 2013-C15 COMPANION	JPMC 2003 CIBC6	JPMCC 2016-ASH

JPMBB 2013-C17	JPMC 2003 ML1	JPMCC 2016-COSMO

JPMBB 2013-C17 COMPANION	JPMC 2003-C1	JPMCC 2016-JP2

JPMBB 2014 - C21	JPMC 2005-LDP2	JPMCC 2016-JP2 COMPANION
COMPANION

JPMBB 2014-C21	JPMC 2006 FL2	JPMCC 2016-JP4

JPMBB 2014-C22	JPMC 2006 FL2 COMPANION	JPMCC 2016-JP4 COMPANION

JPMBB 2014-C22 COMPANION	JPMC 2006-LDP7	JPMCC 2016-NINE

JPMBB 2014-C23	JPMC 2006-LDP9	JPMCC 2016-NINE COMPANION

18

APPENDIX A

JPMBB 2014-C23 COMPANION	JPMC 2006-LDP9 COMPANION	JPMCC 2017-FL10

JPMBB 2014-C24	JPMC 2011-PLSD	JPMCC 2017-FL10 COMPANION

JPMBB 2014-C24 COMPANION	JPMC 2012-CIBX	JPMCC 2017-JP7

JPMBB 2014-C25	JPMC 2014-C20	JPMCC 2017-MARK

JPMBB 2014-C25 COMPANION	JPMC 2014-C20 COMPANION	JPMCC 2017-MARK COMPANION

JPMBB 2015-C28	JPMC03LN1	JPMCC 2018-ASH8

JPMBB 2015-C28 COMPANION	JPMCC 2007-LDP10	JPMCC 2018-LAQ (La Quinta Hotel

JPMBB 2015-C29	JPMCC 2007-LDP10 COMPANION	JPMCC 2018-PTC

JPMBB 2015-C30	JPMCC 2007-LDP11	JPMCC 2018-PTC COMPANION

JPMBB 2015-C30 COMPANION	JPMCC 2007-LDP11 COMPANION	JPMDB 2016-C2

JPMBB 2015-C32	JPMCC 2012-C6	JPMDB 2016-C2 COMPANION

JPMBB 2015-C32 COMPANION	JPMCC 2013-C16	JPMDB 2016-C4

JPMBB 2015-C33	JPMCC 2013-C16 COMPANION	JPMDB 2016-C4 COMPANION

JPMDB 2017-C5	LB UBS 2004 C6	LB-UBS 2007-C6 (COMPANION)

JPMDB 2017-C5 COMPANION	LB UBS 2004 C6 COMPANION	LB-UBS 2007-C7

JPMDB 2018-C8	LB UBS 2004 C7	LBUBS05C2

JPMDB 2018-C8 COMPANION	LB UBS 2004 C8	LBUBS05C3

JW MARRIOTT 2017 MEZZ	LB UBS 2004 C8 COMPANION	LBUBS05C3 (COMPANION)
1_SORINRE

KGS-ALPHA REAL ESTATE	LB UBS 2005 C1	LBUBS05C3 (SENIOR MEZZ)
1_METLIFE

KGS-ALPHA RECM WH REPO	LB UBS 2005 C1 COMPANION	LBUBS05C3 (SENIOR MEZZ)
W/ CITIBANK		2_ING

19

APPENDIX A

KIWOOM NONGHYUP	LB UBS 2006-C4	LBUBS05C3 (SENIOR MEZZ)
WAREHOUSE		3_LRP

KTB CRE Debt Fund No. 14-1	LB UBS 2006-C4 COMPANION	LBUBS05C3 (SENIOR MEZZ)
and KTB CRE Debt Fund No. 14-		4_AIBDEBT
2

LADDER CAPITAL LLC REPO	LB UBS 2006-C6	LBUBS05C3 (SENIOR MEZZ)
5_BAYERISCHE

LADDER CAPITALVIII REPO	LB UBS 2006-C7	LBUBS2005C2 COMPANION

LADDER DEUTSCHE REPO	LB UBS 2006-C7 COMPANION	LBUBS2005C3 COMPANION

LADDER JPM REPO	LB UBS 2007-C2 COMPANION	LCCM 2014-909

LADDER MET LIFE REPO	LB UBS 2008-C1	LCCM 2017-FL1

LADDER VI REIT	LB-UBS 2003 C5	LCCM 2017-FL2
WAREHOUSE

LADDER VI TRS WAREHOUSE	LB-UBS 2003-C1	LCCM 2017-FL2 COMPANION

LADDER WELLS FARGO	LB-UBS 2003-C3	LCCM 2017-LC26
REPO

LB 1998 C4	LB-UBS 2005 C5	LCCM 2017-LC26 COMPANION

LB 1999 C1	LB-UBS 2005 C7	LCCM2013GCP

LB 1999 C2	LB-UBS 2005-C7 COMPANION	LCF UBS Bank Repo

LB UBS 2000 C5	LB-UBS 2006 C1	LCRT HOLDINGS LLC
WAREHOUSE

LB UBS 2001 C3	LB-UBS 2006 C1 COMPANION	LEHMAN BROTHERS
WAREHOUSE

LB UBS 2002 C2	LB-UBS 2006 C3	LEHMAN-UBS 2005 C5
COMPANION

LB UBS 2002 C7	LB-UBS 2006-C3 COMPANION	LIBREMAX WAREHOUSE

20

APPENDIX A

LB UBS 2003 C8	LB-UBS 2006-C6 COMPANION	LOANCORE (JEFFERIES)
WAREHOUSE

LB UBS 2004 C1	LB-UBS 2007-C2	LOANCORE CAPITAL REIT
WAREHOUSE

LB UBS 2004 C4	LB-UBS 2007-C6	LONE STAR REPO WITH WELLS
FARGO

LONESTAR (RELIUS)	MERRILL LYNCH 1996 C2	MLCFC07-6
WAREHOUSE 2013

LONESTAR REPO WITH CB	MERRILL LYNCH 1998 C2	MLCFC07-6
(COMPANION)_ASTAR

LSTAR 2015-3	MERRILL LYNCH 2008-C1	MLCFC07-8

LSTAR 2016-4	MEZZ CAP 2004-C1	MLCFC07-9

LSTAR 2017-5	MEZZ CAP 2004-C2	MLFT 2006-1

LSTAR 2017-5 COMPANION	MEZZ CAP 2005-C3	MLFT 2006-1
(COMPANION)_CAPTRUST

LSTAR I LLC REPO	MEZZ CAP 2006-C4	MLMT 2002 MW1

LSTAR II LLC (CITIREPO)	MEZZ CAP 2007-C5	MLMT 2005-CKI1

LVS II SPE III LLC (AFFILIATE	MEZZ CAP LLC (FKA CBA MEZZ)	MLMT 2006-C2
OF PIMCO)

LVS II SPE XXI (PIMCO WH)	MEZZ CAP REIT I, INC	MLMT06C1

M360 2018-CRE CLO	MFF MEZZANINE	MLMT07C1

M360 2018-CRE1 COMPANION	MIDAS ASSET WAREHOUSE	MORGAN GUARANTY TRUST CO.
OF NY

M360 JP WAREHOUSE	MILLINIUM INMARK	MORGAN STANLEY
NONGHYUP

M360 WH-1 FL Seller, LLC	Mirae Asset Management	MORGAN STANLEY 2007 IQ14

21

APPENDIX A

MACH I HILLCREST	MKP CREDIT MASTER FUND	MORGAN STANLEY 2007-HQ13
INVESTMENTS WH	MEZZANINE

MACH II HILLCREST	MKP CREDIT MASTER FUND	MORGAN STANLEY 2007-HQ13
INVESMENTS	WAREHOUSE	COMPANION

MACK RE BAR	ML 1997-C2	MORGAN STANLEY 2011-C3

MAD 2017-330M	ML 1998-C3	MORGAN STANLEY BAML 2012-
C6

MAGUIRE CAPITAL GROUP	ML-CFC 2006-1	MORGAN STANLEY SHADOW
WH

MAIDEN 2008-1	ML-CFC 2006-2	MORGAN STANLEY
WAREHOUSE

MAN REAL ESTATE DEBT	MLCFC 2007 C7	MS01TOP1
INVESTMENT

MARATHON ASSET	ML-CFC 2007-6	MS03TOP11
MANAGEMENT, LLC

MARATHON MAM REPO	ML-CFC 2007-7	MS04TOP13

MARATHON REAL ESTATE	ML-CFC 2007-7 COMPANION	MS04TOP15
CDO 2006-1

MC FIVE MILE SPE B LLC	MLCFC06-4	MS05TOP17
(COLUMN REPO)

MDC01TP5	MLCFC07-5	MS05TOP19

MDC02TP7	MLCFC07-5	MS06TOP21
(COMPANION)_LEXINGTON

MS06TOP23	MSBAM 2015-C24 COMPANION	MSC 2018-H3

MS06TOP23	MSBAM 2015-C25	MSC 2018-H3 COMPANION
(COMPANION)_LANDESBANK

MS07TOP25	MSBAM 2015-C25 COMPANION	MSC 2018-MP

MS07TOP27	MSBAM 2015-C26	MSC 2018-MP COMPANION

22

APPENDIX A

MS07TOP27 AW34	MSBAM 2015-C27	MSC04HQ4
(NONPOOLED)

MS08TOP29	MSBAM 2015-C27 COMPANION	MSC05HQ6

MS2000PRIN	MSBAM 2016-C28	MSC05HQ6
(COMPANION)_PRUDENTIAL

MSBAM 2013-C11	MSBAM 2016-C28 COMPANION	MSC05HQ7

MSBAM 2013-C11	MSBAM 2016-C29	MSC06HQ10
COMPANION

MSBAM 2013-C12	MSBAM 2016-C30	MSC06IQ11

MSBAM 2013-C12	MSBAM 2016-C30 COMPANION	MSC07HQ12
COMPANION

MSBAM 2013-C13	MSBAM 2016-C31	MSC07HQ12 (COMPANION) 1_CIT

MSBAM 2013-C8	MSBAM 2016-C31 COMPANION	MSC07HQ12 (COMPANION)
2_DEUTSCHEAG

MSBAM 2013-C8 COMPANION	MSBAM 2016-C32	MSC07IQ13

MSBAM 2014-C14	MSBAM 2017-C33	MSC07IQ14

MSBAM 2014-C15	MSBAM 2017-C33 COMPANION	MSC07IQ16

MSBAM 2014-C15	MSBAM 2017-C34	MSC98WF2
COMPANION

MSBAM 2014-C16	MSBAM 2017-C34 COMPANION	MSC99WF1

MSBAM 2014-C17	MSC 2014-CPT	MSCBB 2016-MART

MSBAM 2014-C18	MSC 2014-MP	MSCBB 2016-MART COMPANION

MSBAM 2014-C19	MSC 2015-420	MSCCG 2018-SELF

MSBAM 2014-C19	MSC 2015-420 COMPANION	MSCI 2016-PSQ
COMPANION

23

APPENDIX A

MSBAM 2015-C22	MSC 2016-BNK2	MSCI03IQ6

MSBAM 2015-C22	MSC 2016-BNK2 Companion	MSCI04HQ3
COMPANION

MSBAM 2015-C23	MSC 2017-ASHF	MSCI04IQ7

MSBAM 2015-C23	MSC 2017-HR2	MSCI04IQ8
COMPANION

MSBAM 2015-C24	MSC 2017-HR2 COMPANION	MSCI05IQ9

MSCI06HQ8	NLY 2014-FL1	ONE LINCOLN 2004-C3

MSCI06HQ9	NORTEL NETWORKS TRUST	ONE WEST BANK REPO
2001-1

MSCI06TOP21 (NONPOOLED)	NORTHSTAR (CB LOAN NT-	ONE WILLIAM STREET (OWS CF
	II,LLC) CB REPO	IV

MSCI2007IQ16	NORTHSTAR (IVERNESS HOTEL	ONE WILLIAM STREET (OWS CF
	SLNT-II) REPO	V L

MSD01TP3	NORTHSTAR (NS HEALTHCARE	ONE WILLIAM STREET (OWS CF
	PT 2) WAREHOUSE	V S

MSDB 2017-712F	NORTHSTAR 2013-1 (CLO)	ONE WILLIAM STREET CAP
MASTER FUND WH

MSDW03HQ2	NORTHSTAR 2016-1	OPC KMPM LLC (OAKPASS) WH

MSDW03TOP9	NORTHSTAR CDO IX PRIMARY	OREI I INVESTMENTS LLC
	(MEMORIAL MALL)	(OHANA)

MSDWMC OWNER TRUST	NORTHSTAR CDO VI	OREI II INVESTMENTS LLC
2000-F1		(OHANA)

MSFMSFF WH	NORTHSTAR CDO VIII	OREI MEZZ II OHANA
WAREHOUSE

MSJP 2015-HAUL	NORTHSTAR DB LOAN NT-II	OWS ABS MASTER FUND II, LP
REPO

MSSG 2017-237P	NORTHSTAR WAREHOUSE	OWS BACF SPV LLC (OWS WH)

24

APPENDIX A

MSSG 2017-237P COMPANION	NORTHSTAR-CITI REPO	OWS BCA FUNDING
	WAREHOUSE	WAREHOUSE

MUFG UNION BANK	NORTHSTAR-DB REPO	OWS CF II SPV LLC Warehouse
WAREHOUSE	WAREHOUSE (NRFC)

NATIXIS WAREHOUSE	NORTHSTAR-DB REPO	OWS CF III WAREHOUSE
WAREHOUSE (NSINCOME)

NBS REAL ESTATE CAPITAL	NS INCOME REIT HOLDINGS LLC	OWS CF SUB I WAREHOUSE
WAREHOUSE	WH

NCMS 2018-850T	NS RE INCOME OPERATING	OWS CF VA SPV WAREHOUSE
PARTNESHIP II, LP

NCMS 2018-850T COMPANION	NStar (MS Loan NT-I, LLC) MS	OWS CF VI SPV WAREHOUSE
Repo

NCMS 2018-ALXA	NSTAR (MS LOAN NT-II, LLC) MS	OWS CF VIA SPV, LLC
REPO

NCMS 2018-ALXA	NXT CAPITAL FUNDING II, LLC	OWS COF I MASTER WH
COMPANION

NCMS 2018-FL1	OAKTREE BAHAMAS ROF7	OWS COMMERCIAL FUNDING II,
	MEZZ	LTD

NCMS 2018-FL1 COMPANION	OBP DEPOSITOR, LLC TRUST	OWS Commercial Funding, LLC
2010-OBP

NCMS 2018-PREZ	OCH ZIFF CG FUNDING I LLC	OWS CREDIT OPPORTUNITY I
WH

NCMS 2018-PREZ	OCH ZIFF CG FUNDING II LLC	OWS I ACQUISITIONS, LLC WH
COMPANION

NCMS 2018-SOX	OCM OXFORD WAREHOUSE	OXFORD PROPERTIES
WAREHOUSE

NCMS 2018-SOX COMPANION	OMEGA WAREHOUSE	OXFORD PROPERTIES
WAREHOUSE 2

NCMS 2018-TECH	OMPT 2017-1MKT	PCMT03PWR1

PCT 2016-PLSD	PRIME PFP VI SUB I Warehouse	RECM FANNIE MAE TRANSFER

25

APPENDIX A

PDILS PCILS PFLEX (PIMCO)	PRIME PFP VI SUB IX Warehouse	RECM GUGGENHEIM

PEOPLE’S UNITED	PRIME AND METLIFE REPO	RECM NUVEEN
BANK_COLE MT AND PPG
(PA

PFP 2015-2	PRIME FINANCE PARTNERS II,	RECM WFFL SELF STORAGE
L.P.

PFP 2017-3 CLO	PRIME FINANCE PARTNERS III,	REGIONS BANK WAREHOUSE
LP

PFP 2017-3 CLO COMPANION	PRIME MORGAN STANLEY REPO	REMIC ASSET HOLDINGS
WAREHOUSE

PFP 2017-4 CLO	PRIME PFP VI WAREHOUSE	RESOURCE (RCC REAL ESTATE
SPE

PFP 2017-4 COMPANION	PRIME REPO WITH METLIFE	RESOURCE 2013-CRE1

PFP II SUB I, LLC	PRIME REPO WITH U.S. BANK	RESOURCE 2014-CRE2

PFP III 2014-1	PROPHET WAREHOUSE	RESOURCE CAPITAL CORP.
WAREHOUSE

PFP III SUB I, LLC	PROSIRIS Warehouse	RESOURCE CAPITAL REPO
WAREHOUSE

PFP V SUB I LLC	PSBAmherst Finance Construction	RESOURCE REAL ESTATE
	WH	FUNDING CDO 2006-1

PFP V SUB I LLC REPO	QCMT13QC	RESOURCE REF CDO 2007-1

PFP V SUB II LLC	Quadrant Debt Fund, LP	RESOURCE REPO (WF)
WAREHOUSE

PFPIII	Quadrant Mezz Fund, LP (approved	RESOURCES REPO WITH DB
under QMP Management LLC)

PILLAR FUNDING (COLUMN	QUADRANT MEZZANINE	Rialto Real Estate Fund III-Debt LP
FINANCIAL REPO)	WAREHOUSE

PILLAR FUNDING LLC	RAITH RE FUND I LP	RIALTO REPO W/ GS
WAREHOUSE	WAREHOUSE

26

APPENDIX A

PIMCO (GCCU I LLC)	RAITH WAREHOUSE	RIALTO REPO WITH WF

PIMCO (TOCU I LLC)	RAMSFIELD (CVI ESJ LLC )	RIALTO WAREHOUSE 2013
WAREH

PIMCO (TOCU II AND GCCU	RAYMOND JAMES BANK	RIVER MARKET BROE
II) WH		WAREHOUSE

PIMCO Bermuda Trust II: Pimco	RBS Citizens	RLJ III - FINANCE HOLDINGS,
Bermuda Income Fund		LLC

PIMCO FUND WAREHOUSE	RBSCF 2013-GSP	RMF SUB 4 LLC (CITIREPO)

PIMCO Funds: PIMCO Income	RBSCF 2013-SMV	RMF SUB 5 (BARCLAYS REPO)
Fund

PIMCO Funds: PIMCO Total	RCC REAL ESTATE WAREHOUSE	RMF SUB LLC WF REPO
Return Fund

PIMCO/GOLDMAN REPO	RCP SUB WF REPO	RMF SUB2 LLC (RIALTO REPO)

PNC Bank	RECM AND COMPASS (KR	ROC BRIDGE (BARCLAY REPO)
OFFICE 2)

PREDF WAREHOUSE	RECM FANNIE MAE II	ROC DEBT STRATEGIES (BRIDGE
RE)

ROC DEBT STRATEGIES II	SHELTER GROWTH	Starwood Property Mortgage
MORGAN	OPPORTUNITIES	Sub-21, LLC and Starwood Property
Mortgage Sub-21-A LLC

ROC DEBT STRATEGY FUND	SHELTER OPPORTUNITIES	STARWOOD SUB 14 REPO
MANAGER LLC	WAREHOUSE

ROCKINCOME WAREHOUSE	SILVERPEAK RE FINANCE LLC	STARWOOD16 REPO
WAREHOUSE

ROCKWOOD (375 PARK)	SINGERMAN (RIDGMAR MEZZ	STRATEGIC ASSET SERVICES
WAREHOUSE	LOAN)	LLC W

ROCKWOOD CAPITAL LLC	SL GREEN - JPM REPO	STRATEGIC ASSET SERVICES
MEZZ

ROCKWOOD CAPITAL REAL	SL GREEN REALTY	STRATEGIC LAND JOINT
ESTATE	CORP/GRAMERCY	VENTURE 2

27

APPENDIX A

ROCKWOOD CAPITAL, LLC	SL GREEN WAREHOUSE	STWD 2018-URB
(NORTHROCK)

ROSS 2017-ROSS	SMC 2017-TIME COMPANION	SUMITOMO WAREHOUSE

RREF III RIALTO	SOCIETE GENERALE	TALL PINES WAREHOUSE
WAREHOUSE	WAREHOUSE

RSO 2015-CRE3	SOUND MARK HORIZONS FUND	TCG BARRETT WOODS HOLDING
	LP WAREHOUSE	WH

RSO 2015-CRE3 Companion	SOVEREIGN BANK NA	TD BANK

RSO 2015-CRE4	SPREF WH I LLC (DEUTSCHE	TEACHERS INSURANCE &
	REPO)	ANNUITY ASSOCIATION

RSO 2015-CRE4 (Companion)	SPREF WH II WF REPO	TIAA 2007-C4

SAPIR ORGANIZATION(1009	SPREF WH III (SILVERPEAK)	TIMES SQUARE HOTEL TRUST
5TH AV	COLUMN REPO

SAS WAREHOUSE 2013 (H2)	SRE FW MEZZ WAREHOUSE	TISHMAN TFO II LLC
	(RIDGMAR MEZZ)	WAREHOUSE

SBL 2015-KIND	SRPT 2014-STAR	TMSQ 2014-1500

SBL 2016-KIND	STARWOOD (JP MORGAN REPO)	TOCU II LLC (PIMCO ENTITY)

SCG 2013-SRP1	STARWOOD CAP REPO	TOCU II, LLC (PIMCO SLAM)

Seer Capital Management LP	STARWOOD CITI REPO SUB 6	TOLIS CINCI WAREHOUSE

SFAVE 2015-5AVE	STARWOOD METLIFE REPO	TRIANGLE (NORTHSIDE-ROSSER
DEB

SG CAPITAL PARTNERS	STARWOOD MORT FUNDING-	TRIANGLE (NORTHSIDE-ROSSER
WAREHOUSE	MORGAN STANLEY REP	DEBT HOLDING)

SG CAPITAL PARTNERS/	STARWOOD MORT SUB 18 AND	TRIANGLE TCG POINTE
FORETHOUG	SUB 1	WAREHOUSE

SGCMS 2016-C5	STARWOOD MORTGAGE	TRIANGLE WAREHOUSE
CAPITAL WAREHOUSE

28

APPENDIX A

SGCMS 2016-C5 COMPANION	STARWOOD MORTGAGE	TRT LENDING REPO
	FUNDING V LL	WAREHOUSE

SGCP 2018-FL1	STARWOOD PROPERTY	TRT LENDING SUBSIDIARY II
	MORTGAGE LLC WAREHOUSE	LLC WAREHOUSE

SGCP 2018-FL1 COMPANION	Starwood Property Mortgage	TRT LENDING SUBSIDIARY LLC
Sub-19, LLC and Starwood Property
Mortgage Sub-19-A LLC

SHELTER GROWTH FUND I	STARWOOD PROPERTY	TRTX 2018-FL1 CLO
MRA WH	MORTGAGE SUB-2, L.L.C.

TRTX 2018-FL1 COMPANION	VERTICAL CRE CDO	WACHOVIA 2006 WHALE 7 NON
TRUST

TRU TRUST 2016-TOYS	Vestas Qualified Investors Private	WACHOVIA 2006-C23
Real Estate Fund Investment Trust
No. 35

TSQ 2018-20TS COMPANION	VNO 2012-6AVE	WACHOVIA 2006-C24

TUEBOR WAREHOUSE	VORNADO DP LLC 2010-VNO	WACHOVIA 2006-C25
(LADDER)

UBS 2012-C1	VORNADO REALTY L.P.	WACHOVIA 2006-C25
	WAREHOUSE	(COMPANION)

UBS 2017-C1	WABR16BOCA SPECIAL	WACHOVIA 2006-C26
SERVICING

UBS 2017-C1 COMPANION	WACHOVIA 2002 C2	WACHOVIA 2006-C27

UBS 2017-C4	WACHOVIA 2003 C3	WACHOVIA 2006-C27 -
COMPANION

UBS 2017-C4 COMPANION	WACHOVIA 2003-C4	WACHOVIA 2006-C28

UBS 2017-C6	WACHOVIA 2003-C5	WACHOVIA 2006-C29

UBS 2017-C6 COMPANION	WACHOVIA 2003-C6	WACHOVIA 2006-C29
COMPANION

UBS 2017-C7	WACHOVIA 2003-C7	WACHOVIA 2006-WHALE 7

29

APPENDIX A

UBS 2017-C7 COMPANION	WACHOVIA 2003-C9	WACHOVIA 2007-C30

UBS 2018-C10	WACHOVIA 2004 C10	WACHOVIA 2007-C30
COMPANION

UBS 2018-C10 COMPANION	WACHOVIA 2004 C11	WACHOVIA 2007-C31

UBS AG WAREHOUSE	WACHOVIA 2004 C14	WACHOVIA 2007-C31
COMPANION

UBS WAREHOUSE	WACHOVIA 2004 C15	WACHOVIA 2007-C32

UBS-BARCLAYS 2012-C2	WACHOVIA 2004-C11	WACHOVIA 2007-C32
	(COMPANION)	COMPANION

UBS-BARCLAYS 2012-C4	WACHOVIA 2004-C12	WACHOVIA 2007-C33

UBS-CITIGROUP 2011-C1	WACHOVIA 2005 C17	WACHOVIA 2007-C33
COMPANION

UBSCM 2018-NYCH	WACHOVIA 2005-C16	WACHOVIA 2007-C34

UCB07-1	WACHOVIA 2005-C18	WACHOVIA 2007-C34
COMPANION

UNION BANK	WACHOVIA 2005-C19	WACHOVIA 2007-WHALE 8

US 2018-USDC	WACHOVIA 2005-C20	WACHOVIA 2007-WHALE 8 NON
TRUST

US BANK NA	WACHOVIA 2005-C21	WACHOVIA GENERAL
PARTICIPANT

VALSTONE WAREHOUSE	WACHOVIA 2005-C21	WACHOVIA RED - TAX CREDIT
(COMPANION)

VDNO 2013-PENN	WACHOVIA 2005-C22	WACHOVIA STRUCTURED
FINANCE

WALNUT141 WAREHOUSE	WFCM 2013-120B	WFCM 2015-NXS2 COMPANION

WASHINGTON SUB, LLC	WFCM 2013-BTC	WFCM 2015-NXS3

30

APPENDIX A

WELLS FARGO BANK-	WFCM 2013-LC12	WFCM 2015-NXS3 COMPANION
PARTICIPATION

WELLS FARGO IMMG	WFCM 2013-LC12 COMPANION	WFCM 2015-NXS4

WEST RIVER WAREHOUSE	WFCM 2014- LC18 COMPANION	WFCM 2015-P2

WEST TOWN MALL TRUST	WFCM 2014-LC16	WFCM 2015-SG1
2017-KNOX

WEST TOWN MALL TRUST	WFCM 2014-LC16 COMPANION	WFCM 2015-SG1 Companion
2017-KNOX COMPANION

WESTERN ALLIANCE BANK	WFCM 2014-LC18	WFCM 2016-BNK1
WAREHOUSE

WESTIN ST FRANCIS MEZZ	WFCM 2014-TISH	WFCM 2016-BNK1 COMPANION
(MORGAN STANLEY)

WESTIN TIME SQUARE	WFCM 2015- P2 COMPANION	WFCM 2016-C32
MEZZANINE

WESTIN TIME SQUARE	WFCM 2015-BXRP	WFCM 2016-C33
MEZZANINE 2

WF LCC V LLC WAREHOUSE	WFCM 2015-C26	WFCM 2016-C34

WFB - BRIDGE LOANS	WFCM 2015-C27	WFCM 2016-C34 COMPANION

WFB - CORPORATE NET	WFCM 2015-C28	WFCM 2016-C35
LEASE

WFB - EVERBANK TRANSFER	WFCM 2015-C28 COMPANION	WFCM 2016-C35 COMPANION

WFB - HELD FOR SALE	WFCM 2015-C29	WFCM 2016-C36

WFB - PORTFOLIO	WFCM 2015-C29 COMPANION	WFCM 2016-C36 COMPANION

WFB - PORTFOLIO SLAM	WFCM 2015-C30	WFCM 2016-C37

WFB - SLAM CMBS CLEAN UP	WFCM 2015-C30 COMPANION	WFCM 2016-C37 COMPANION

WFB - WFRF MCDONALDS	WFCM 2015-C31	WFCM 2016-LC24

31

APPENDIX A

WFB - WFRF PORTFOLIO	WFCM 2015-C31 Companion	WFCM 2016-LC24 COMPANION

WFB NA CLI PERM LOANS	WFCM 2015-LC20	WFCM 2016-LC25

WFB NA CRE PMG LOANS	WFCM 2015-LC20 COMPANION	WFCM 2016-LC25 COMPANION

WFB NA CRE PMG LOANS	WFCM 2015-LC22	WFCM 2016-NXS5

WFBCREAM	WFCM 2015-NXS1	WFCM 2016-NXS6

WFBNA ITF CITIBANK NA	WFCM 2015-NXS1 COMPANION	WFCM 2016-NXS6 COMPANION

WFCM 2012-LC5	WFCM 2015-NXS2	WFCM 2017-C38

WFCM 2017-C38 COMPANION	WFCM 2018-C47	WFRBS 2014-C19

WFCM 2017-C38W	WFCM 2018-C47 COMPANION	WFRBS 2014-C19 COMPANION

WFCM 2017-C39	WFCM 2018-C48	WFRBS 2014-C20

WFCM 2017-C39 COMPANION	WFCM 2018-C48 COMPANION	WFRBS 2014-C21

WFCM 2017-C40	WFCM WAREHOUSE	WFRBS 2014-C21 COMPANION

WFCM 2017-C40 COMPANION	WFCM10C1	WFRBS 2014-C22

WFCM 2017-C41	WFCM10C1	WFRBS 2014-C22 COMPANION
(PARTICIPATION)_BASIS

WFCM 2017-C41 COMPANION	WFLD 2014-MONT	WFRBS 2014-C23

WFCM 2017-C42	WFRBS 2011-C3	WFRBS 2014-C23 COMPANION

WFCM 2017-C42 COMPANION	WFRBS 2011-C5	WFRBS 2014-C24

WFCM 2017-HSDB	WFRBS 2012-C10	WFRBS 2014-C24 COMPANION

WFCM 2017-RB1	WFRBS 2012-C6	WFRBS 2014-C25

WFCM 2017-RB1 COMPANION	WFRBS 2012-C7	WFRBS 2014-C25 COMPANION

WFCM 2017-RC1	WFRBS 2012-C8	WFRBS 2014-LC14

WFCM 2017-RC1 COMPANION	WFRBS 2012-C9	WFRBS11C2

32

APPENDIX A

WFCM 2017-SMP	WFRBS 2013 - C17 COMPANION	WFRBS11C2
(PARTICIPATION)_WEST RIVER

WFCM 2018-1745	WFRBS 2013-C11	WFRBS11C4

WFCM 2018-AUS	WFRBS 2013-C12	WFRBS11C4
(COMPANION)_LIBERTYLIFE

WFCM 2018-BXI	WFRBS 2013-C13	World Savings

WFCM 2018-C43	WFRBS 2013-C14	WPT 2017-WWP

WFCM 2018-C43 COMPANION	WFRBS 2013-C15	WPT 2017-WWP COMPANION

WFCM 2018-C44	WFRBS 2013-C15 COMPANION	YELLOW BRICK REAL ESTATE
CAPITAL I, LLC

WFCM 2018-C44 COMPANION	WFRBS 2013-C16	ARKANSAS DEVELOP. FINANCE
AUTH

WFCM 2018-C45	WFRBS 2013-C16 COMPANION	ASTORIA FEDERAL SAVINGS

WFCM 2018-C45 COMPANION	WFRBS 2013-C17	BASIS (LOANS SOLD)

WFCM 2018-C46	WFRBS 2013-C18	BASIS WAREHOUSE

WFCM 2018-C46 COMPANION	WFRBS 2013-UBS1	CITIBANK

CMS Series 2009 K4	CMS SERIES 2012-K706	CMS SERIES 2014-K717
(PRIMARY)

CMS Series 2010 K7	CMS SERIES 2012-K707	CMS SERIES 2014-KF04
(MASTER)

CMS Series 2010 K-SCT	CMS SERIES 2012-K709	CMS SERIES 2014-KF05
(MASTER)

CMS Series 2010-K5	CMS SERIES 2012-K710	CMS SERIES 2014-KX01
(PRIMARY)

CMS Series 2010-K6	CMS SERIES 2012-K711	CMS SERIES 2015-K1501
	(MASTER)	PRIMARY

CMS Series 2010-K8	CMS SERIES 2012-KP01	CMS SERIES 2015-K42 (MASTER)

CMS Series 2010-K9	CMS SERIES 2013-K24 (PRIMARY)	CMS SERIES 2015-K43 (PRIMARY)

33

APPENDIX A

CMS SERIES 2011 K-13	CMS SERIES 2013-K25 (MASTER)	CMS SERIES 2015-K44 (MASTER)

CMS SERIES 2011 K702	CMS SERIES 2013-K26 (MASTER)	CMS SERIES 2015-K45 (PRIMARY)

CMS SERIES 2011 KAIV	CMS SERIES 2013-K27 (PRIMARY)	CMS SERIES 2015-K46 (PRIMARY)

CMS SERIES 2011-K10	CMS SERIES 2013-K28 (PRIMARY)	CMS SERIES 2015-K47 (MASTER)

CMS SERIES 2011-K11	CMS SERIES 2013-K30 (MASTER)	CMS SERIES 2015-K48 (MASTER)

CMS SERIES 2011-K12	CMS SERIES 2013-K32 (PRIMARY)	CMS SERIES 2015-K49 (PRIMARY)

CMS SERIES 2011-K14	CMS SERIES 2013-K33 (MASTER)	CMS SERIES 2015-K50 (PRIMARY)

CMS SERIES 2011-K15	CMS SERIES 2013-K34 (MASTER)	CMS SERIES 2015-K51 (MASTER)

CMS SERIES 2011-K16	CMS SERIES 2013-K35 (PRIMARY)	CMS SERIES 2015-K718 (MASTER)

CMS SERIES 2011-K701	CMS SERIES 2013-K712 (PRIMARY)	CMS SERIES 2015-K720 (MASTER)

CMS SERIES 2011-K703	CMS SERIES 2013-K713 (MASTER)	CMS SERIES 2015-K721 (MASTER)

CMS SERIES 2011-K704	CMS SERIES 2013-KS01	CMS SERIES 2015-KF07
	(PRIMARY)	(PRIMARY)

CMS SERIES 2012-K17	CMS SERIES 2014-K36 (MASTER)	CMS SERIES 2015-KF09
(PRIMARY)

CMS SERIES 2012-K18	CMS SERIES 2014-K37 (PRIMARY)	CMS SERIES 2015-KF10 (PRIMARY)

CMS SERIES 2012-K19	CMS SERIES 2014-K38 (PRIMARY)	CMS SERIES 2015-KF12 (PRIMARY)

CMS SERIES 2012-K20	CMS SERIES 2014-K39 (PRIMARY)	CMS SERIES 2015-KJ01 (MASTER)

CMS SERIES 2012-K21	CMS SERIES 2014-K40 (MASTER)	CMS SERIES 2015-KJ02 (MASTER)
(PRIMARY)

CMS SERIES 2012-K22 (PRIMARY)	CMS SERIES 2014-K41 (PRIMARY)	CMS SERIES 2015-KP02 (PRIMARY)

34

APPENDIX A

CMS SERIES 2012-K23 (MASTER)	CMS SERIES 2014-K714 (MASTER)	CMS SERIES 2016-K52 (PRIMARY)

CMS SERIES 2012-K705	CMS SERIES 2014-K715 (MASTER)	CMS SERIES 2016-K53 (MASTER)

CMS SERIES 2016-K54	CMS SERIES 2016-KX02	FANNIE MAE AGGREGATION
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-K55	CMS SERIES 2017-K61(MASTER)	FANNIE MAE BOND CE
(MASTER)

CMS SERIES 2016-K56 (PRIMARY)	CMS SERIES 2017-K62 (PRIMARY)	FANNIE MAE DUS CASH

CMS SERIES 2016-K57	CMS SERIES 2017-K64 (MASTER)	FANNIE MAE DUS/MBS 30/360
(PRIMARY)

CMS SERIES 2016-K60	CMS SERIES 2017-K65 (MASTER)	FANNIE MAE DUS/MBS ACT/360
(MASTER)

CMS SERIES 2016-K722 (PRIMARY)	CMS SERIES 2017-K66 (PRIMARY)	Federal Home Loan Mortgage

CMS SERIES 2016-K723	CMS SERIES 2017-K725	Federal Home Loan Mortgage
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KBAM	CMS SERIES 2017-K726	Federal Home Loan Mortgage
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KC01	CMS SERIES 2017-KBF1	FHA POOLS
(PRIMARY)	(MASTER)

CMS SERIES 2016-KF13	CMS SERIES 2017-KF27	FHLMC FACILITY FMPRE-
(PRIMARY)	(MASTER)	2017KT01

CMS SERIES 2016-KF14 (MASTER)	CMS SERIES 2017-KF28 (MASTER)	FNMA CREDIT FACILITY

CMS SERIES 2016-KF15	CMS SERIES 2017-KF29	FNMA-CASH 30/360
(MASTER)	(PRIMARY)

CMS SERIES 2016-KF17	CMS SERIES 2017-KF30	FNMA-CASH ACTUAL/360
(PRIMARY)	(PRIMARY)

35

APPENDIX A

CMS SERIES 2016-KF18	CMS SERIES 2017-KF31	FNMA-CASH ARM ACTUAL/360
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KF19	CMS SERIES 2017-KF32	FNMA-CREDIT FACILITY C/E
(PRIMARY)	(PRIMARY)	BOND

CMS SERIES 2016-KF20	CMS SERIES 2017-KF34	FNMA-MBS 30/360
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KF21	CMS SERIES 2017-KJ11	FNMA-MBS 5-50
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KF23	CMS SERIES 2017-KJ12	FNMA-MBS ACTUAL/360
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KF24	CMS SERIES 2017-KJ13	FREDDIE MAC BOND CE
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KF25	CMS SERIES 2017-KJ14	FREDDIE MAC BOND CE (DIRECT
(PRIMARY)	(PRIMARY)	P)

CMS SERIES 2016-KIR1	CMS SERIES 2017-KJ15	G.N.M.A.
(MASTER)	(PRIMARY)

CMS SERIES 2016-KJ08	CMS SERIES 2017-KJ16	HARE & COMPANY
(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KJ09	CMS SERIES 2017-KW02	HARE & COMPANY
(PRIMARY)	(MASTER)

CMS SERIES 2016-	CMS SERIES 2017-KW03	KANE AND COMPANY
KJO3(PRIMARY)	(PRIMARY)

CMS SERIES 2016-KJO5	CUDD & CO.	McCORMICK 101, LLC
(PRIMARY)

CMS SERIES 2016-KP03	CUDD AND COMPANY	MITCHELL LAMA
(PRIMARY)

CMS SERIES 2016-KW01	CUDD AND COMPANY	MORGAN STANLEY SMITH
(MASTER)		BARNEY

36

APPENDIX A

NYC HOUSING
DEVELOPMENT CORP

PRIVATE PLACEMENT TEBCE

PRUDENTIAL HUNTOON
PAIGE ASSOC

ROBERT H. WILDER JR

STORMS AND COMPANY

SUN TRUST BANK

THE BANK OF NEW YORK
TRUST CO

THE BANK OF NY MELLON

THE BANK OF NY MELLON
TRUST CO

TILLERSAIL & CO

U.S. BANK TRUST NATIONAL
ASSN.

US BANK CORPORATE TRUST
BOSTON

VALLEY GROUP III, LLC

WELLS FARGO BANK N.A.

WELLS FARGO BANK, N.A.

WF DIRECT PURCHASE
BONDS

37

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS, MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X
Investor Remittances and Reporting
1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company its rules and regulations;
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of	X	X	X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company days specified in the transaction agreements.
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X	X	X(2)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2018 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).